                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SYSTEMSOFT CORPORATION
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                             SYSTEMSOFT CORPORATION
                             ----------------------
           (Name of Person(s) Filing Consent Solicitation Statement)

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             SYSTEMSOFT CORPORATION
                                 2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760



Dear Stockholder:

     You are cordially invited to attend the Special Meeting of Stockholders of SystemSoft Corporation (the "Company"), which will be held on Tuesday, July 30, 1996 at 3:30 p.m. at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110.

     The following Notice of Special Meeting of Stockholders and Proxy Statement describes the item to be considered by the stockholders and contains certain information about the Company.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend.

     We look forward to seeing you.



                                       Sincerely,

                                       /s/ Robert F. Angelo

                                       Robert F. Angelo
                                       President, Chief Executive Officer and
                                       Chairman of the Board

                                                              Preliminary Copies


                             SYSTEMSOFT CORPORATION
                                 2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 30, 1996


     The Special Meeting of Stockholders of SystemSoft Corporation (the "Company") will be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 on Tuesday, July 30, 1996 at 3:30 p.m., for the following purposes:

     1. To approve an amendment to the Company's Second Restated Certificate of Incorporation increasing from 30,000,000 to 90,000,000 the number of authorized shares of Common Stock, $.01 par value per share, of the Company.

     2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Special Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned, or to which the Special Meeting may be postponed.

     Stockholders of record at the close of business on June 24, 1996 will be entitled to notice of and to vote at the meeting and any adjournments thereof.


                                       By Order of the Board of Directors

                                       /s/ Steven A. Berns

                                       Steven A. Berns
                                       Secretary


July __, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE PRESENTATION OF YOUR SHARES.

                                                            Preliminary Copies


                             SYSTEMSOFT CORPORATION
                                 2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to the holders of common stock, $.01 par value (the "Common Stock"), of SystemSoft Corporation, a Delaware corporation (hereinafter referred to as the "Company"), in connection with the solicitation of proxies to be voted at the Special Meeting of Stockholders to be held on Tuesday, July 30, 1996 and at any adjournment of that meeting. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly signed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted in favor of the proposal set forth in the Notice of Special Meeting. If any other matters incidental to the Special Meeting (or any adjournments or postponements thereof) are brought before the Special Meeting, including, among other things, consideration of a motion to adjourn or postpone the Special Meeting to another time and/or place, the persons named in the enclosed forms of proxy and voting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     The persons named as attorneys in the proxy are directors and/or officers of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised at the meeting by written notice to the Secretary of the Company, by sending a later-dated proxy, or be revoking it in person at the meeting.

     The approximate date on which this Proxy Statement and the enclosed proxy will first be sent to stockholders is July 1, 1996.

     Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on June 24, 1996 (the "Record Date") will be entitled to vote at the meeting and at any adjournment thereof. There were _______ shares of Common Stock outstanding at the close of business on the Record Date.

     At the Special Meeting, stockholders will consider and act upon a proposal to amend the Company's Second Restated Certificate of Incorporation ("Certificate of Incorporation") to increase the number of authorized shares of Common Stock from 30,000,000 to 90,000,000.

     Each share of Common Stock is entitled to one vote. Approval of the proposal to amend the Certificate of Incorporation will require the affirmative vote at the Special Meeting, at which a quorum is present, of the holders of a majority of the shares of Common Stock outstanding.

                                                           Preliminary Copies

Votes will be tabulated by the Company's transfer agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

     The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business at the Special Meeting. Shares voted to abstain and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals, will have the effect of negative votes. Broker "non-votes" are not so included but have the effect of a vote "against" the proposal to amend the Certificate of Incorporation.

                                                              Preliminary Copies

                          STOCK OWNERSHIP OF DIRECTORS
                 EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS


     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 1996, by (a) each director of the Company, (b) each of the executive officers of the Company, (c) all directors and executive officers as a group and (d) each person know to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person, based on information provided by such owners.


                                  Number of Shares           Percent of
        Name                   Beneficially Owned (1)     Outstanding Shares
        ----                   ---------------------      ------------------
Robert F. Angelo                     221,472(2)                  2.0%

William J. O'Connell                  49,141                       *

Jonathan L. Joseph                    89,115                       *

Paul J. Pedevillano                   45,067                       *

Thomas W. Higgins                     38,684                       *

Robert N. Goldman                    146,695                     1.4

W. Frank King, Ph.D.                  42,641                       *

David J. McNeff                         --                        --

Intel Corporation                    954,919(3)                  8.9
2200 Mission College Blvd.
Santa Clara, CA  95052

Essex Investment
Management Company                   608,770(3)(4)               5.7
125 High Street
Boston, MA  02110


                                                           Preliminary Copies

All directors and executive officers as                  655,270(5)                  5.9
a group (11 persons)

_________________________________

 *   Less than 1%
(1) Includes 374,426 shares which may be acquired within sixty days of April 1, 1996 by exercise of stock options by the following directors and executive officers: Mr. Angelo, 175,538 shares; Mr. O'Connell, 41,875 shares; Mr. Joseph, 29,063 shares; Mr. Pedevillano, 40,138 shares; Mr. Higgins, 36,875 shares; Mr. Goldman, 6,562 shares; Mr. King, 33,125 shares; and all directors and executive officers as a group, 374,426 shares.

(2) Includes 25,614 shares held by and in trust for the benefit of members of Mr. Angelo's immediate family.

(3) Based solely on information contained in filings made with the Securities and Exchange Commission pursuant to Section 13(d) or Section 13(g) of the 1934 Act or on other information available to the Company.

(4) Essex Investment Management Company has sole voting power as to only 409,120 of these shares.

(5) Includes 25,614 shares held by and in trust for the benefit of members of Mr. Angelo's immediate family and 374,426 shares that the executive officers and directors as a group may exercise within sixty days of April 1, 1996.

                                                           Preliminary Copies

              PROPOSAL TO AMEND THE SECOND RESTATED CERTIFICATE OF
                                 INCORPORATION


     The Board of Directors has voted unanimously to recommend to the stockholders that the Company amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 30,000,000 shares to 90,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

     If the amendment to the Certificate of Incorporation is approved, the Board of Directors will have the authority to issue an additional 60,000,000 shares of Common Stock without further stockholder approval. On June 19, 1996, the Board of Directors declared a 2-for-1 stock split to be effected as a dividend, payable on July 17, 1996 to each stockholder of record as of the close of business on July 3, 1996. As of _________ __, 1996, on a post-split basis there were approximately _________ shares issued and outstanding and approximately _________ shares reserved for future issuance pursuant to the Company's stock plans. If the amendment to the Certificate of Incorporation is approved, the Board of Directors will have the authority to issue approximately ________ shares of Common Stock without further Stockholder approval. The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation: acquiring other business in exchange for shares of the Company's Common Stock; entering into collaborative research and development arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; facilitation broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend; raising capital through the sale of Common Stock; and attracting and retaining valuable employees by the issuance of additional stock options. Other than the stock split declared on June 19, 1996, the Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares, although it will continue to monitor market conditions in order to determine the advisability of such action.

     The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. The Company's authorized by unused shares of Common Stock could be used to make more difficult or costly a change in control of the Company. Issuing additional shares of Common Stock could have the effect of diluting stock ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock in order to impede a takeover attempt.

                                                           Preliminary Copies

     Approval of the amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote FOR the approval of the amendment.

                                 OTHER MATTERS

     The Company has no knowledge of any matters to be presented for action by the stockholders at the Special Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have Common Stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by the Company's officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. If the Company retains a proxy solicitation firm, it will pay such firm customary fees, expected to be approximately $3,500, plus expenses.

                     STOCKHOLDER PROPOSALS FOR 1997 MEETING

     Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received on or before January 15, 1997 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Chief Financial Officer. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.


                                    By order of the Board of Directors

                                    /s/ Steven A. Berns

                                    Steven A. Berns
                                    Secretary

                                                              Preliminary Copies

July __, 1996

     The Board of Directors hopes that the stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperating will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent their proxies.

                                                              Preliminary Copies

                                                                      APPENDIX A

FORM OF PROXY



                            SYSTEMSOFT CORPORATION

                   Proxy for Special Meeting of Stockholders

                                 July 30, 1996

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert F. Angelo, David P. Sommers and Steven A. Berns, and each of them, proxies, with full power of substitution, to vote all shares of stock of SystemSoft Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Tuesday, July 30, 1996, at 3:30 p.m. local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, High Street Tower, 20th Floor, Boston, Massachusetts 02110, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated _____ __, 1996, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                SEE REVERSE SIDE

[X]  Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE PROPOSAL IN ITEM 1.

                                                              Preliminary Copies

1. To approve an amendment to the Company's Second Restated Certificate of Incorporation increasing from 30,000,000 to 90,000,000 the number of authorized shares of Common Stock, $.01 par value per share, of the Company.

                       FOR     AGAINST     ABSTAIN
                       [_]       [_]         [_]

2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

[_]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

_______________________________________

_______________________________________


[_]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.


__________________________________________
Signature        Date



__________________________________________
Signature        Date